UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 30, 2016

Date of Report (Date of earliest event reported)

SPEED COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

 1303 E. Arapaho Road, Suite 200Richardson, TX 75081

 (Address of principal executive offices) (Zip Code)

(866) 377-3331

(Registrant’s telephone number, including area code)

_________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry Into a Material Definitive Agreement.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Item 1.01 Entry Into a Material Definitive Agreement.

On March 30, 2016, Speed Commerce, Inc., together with certain of its subsidiaries (collectively, the “Company”), received a Protective Advance in the amount of $1 million pursuant to Section 9.9 of that certain Amended and Restated Credit and Guaranty Agreement dated as of November 21, 2014, by and among the Company and Garrison Loan Agency Services LLC, as Administrative Agent and Collateral Agent, and the lenders from time to time party thereto (collectively, the “Lenders”), as amended (the “Credit Agreement”). Capitalized terms utilized herein are defined in the Credit Agreement.

As previously disclosed, the Company is in default of the terms of the Credit Agreement and it is unable to cure the existing defaults under its Credit Agreement. Further, the Company anticipates that the Lenders will exercise their rights and remedies under the Credit Agreement, including, but not limited to, a foreclosure on the Company’s assets, in the immediate future.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Speed Commerce, Inc. has filed Articles of Amendment to its Articles of Incorporation, effective as of March 30, 2016, at 12:01 a.m. Central Time, to effect a 1-for-16 reverse split (the “Reverse Split”) of its common stock. Shareholders that would otherwise own only a fraction of a share of our common stock as a result of the Reverse Split have had such fractional shares cancelled and converted into the right to receive $0.01 per pre-split share of common stock resulting in each such fractional share.

Speed Commerce, Inc. intends to terminate the registration of its common stock under the Securities Act of 1934, as amended (the “Exchange Act”), by the filing of one or more Form 15s (the “Form 15s”) with the Securities and Exchange Commission (“SEC”), as soon as practicable after the Reverse Split.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this document:

3.1	Form of Articles of Amendment to the Articles of Incorporation of Speed Commerce, Inc., effective as of March 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2016	SPEED COMMERCE, INC.

	By:	/s/ Ryan F. Urness
	Name:	Ryan F. Urness
	Title:	Secretary and General Counsel